SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 10, 2003
                                                         -----------------



                        Blonder Tongue Laboratories, Inc.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)



         Delaware                         1-14120                  52-1611421
--------------------------------   ------------------------    ---------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
         incorporation)                                      Identification No.)



                One Jake Brown Road, Old Bridge, New Jersey 08857
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (732) 679-4000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibits are filed herewith:


     Exhibit 99.1   Press Release dated November 10, 2003.


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On November 10, 2003, the Company issued a press release announcing its unaudited financial results for the third quarter ended September 30, 2003. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLONDER TONGUE LABORATORIES, INC.



                                        By: /s/ Eric Skolnik
                                           -------------------------------------
                                           Eric Skolnik
                                           Chief Financial Officer

Date: November 10, 2003





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